Morgan Stanley Liquid Asset Fund Inc.
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2002

Dear Shareholder:

As of February 28, 2002, Morgan Stanley Liquid Asset Fund had net assets of more than $23.5 billion, up slightly from six months earlier. The average maturity of the Fund's portfolio was 53 days. For the seven-day period ended February 28, 2002, the Fund provided an effective yield of 1.50 percent and a current yield of 1.49 percent, while its 30-day average yield was 1.48 percent. For the six-month period ended February 28, 2002, the Fund provided a total return of
1.08 percent.*

Market Overview

Yields available from money-market securities continued to trend down during the second half of 2001, resulting in a 475-basis-point decline for the full calendar year. By December 11, the Federal Open Market Committee had lowered its federal funds target to 1.75 percent, a 40-year low. These low yield levels reflected the Federal Reserve Board's accommodative posture as it tried to moderate the slowing pace of economic activity, which became evident during the spring and summer of 2001, and the adverse impact of the September 11 terrorist attacks. During the early months of 2002, however, approaching the six-month anniversary of the attacks, the economy showed clear signs of recovery as it responded to stimulative monetary and fiscal initiatives.

Portfolio Composition and Structure

On February 28, 2002, approximately 57 percent of the Fund's portfolio was invested in federal agency and U.S. Treasury obligations, 37 percent in high-quality commercial paper and the remaining 6 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 91 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high degree of liquidity. As always, we try to operate the Fund in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

Looking Ahead

We expect the pace of economic activity during the next six months to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the

---------------------
*The Fund's yield figures are annualized; the total return figure is not.

Morgan Stanley Liquid Asset Fund Inc.
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2002 continued

world, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the second half of 2002.

We appreciate your ongoing support of Morgan Stanley Liquid Asset Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Liquid Asset Fund Inc.
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2002 (UNAUDITED)

                                                         ANNUALIZED
PRINCIPAL                                                  YIELD
AMOUNT IN                                                ON DATE OF       MATURITY
THOUSANDS                                                 PURCHASE          DATE              VALUE
---------------------------------------------------------------------------------------------------------
             U.S. Government & Agency Obligations (57.9%)
$1,040,000   Federal Home Loan Banks...................  1.61-3.63%   03/22/02-04/22/02  $ 1,037,892,458
 4,760,000   Federal Home Loan Mortgage Corp. .........  1.69-3.89    03/19/02-07/29/02    4,741,099,290
 5,255,000   Federal National Mortgage Assoc...........  1.58-3.60    03/06/02-08/09/02    5,239,045,064
 2,640,000   U.S. Treasury Bills.......................  1.70-2.10    03/07/02-08/15/02    2,626,795,903
                                                                                         ---------------
             Total U.S. Government & Agency Obligations (Cost $13,644,832,715).........   13,644,832,715
                                                                                         ---------------
             Commercial Paper (37.7%)
             Banking (4.4%)
 1,045,000   Citicorp..................................  1.77-1.80    03/04/02-04/10/02    1,044,234,747
                                                                                         ---------------
             Finance - Consumer (3.0%)
   180,000   FCAR Owner Trust..........................    1.73           03/13/02           179,896,800
   500,000   New Center Asset Trust....................  1.78-1.80    03/01/02-04/08/02      499,626,333
    30,000   Wells Fargo Financial Inc. ...............    2.34           03/08/02            29,986,467
                                                                                         ---------------
                                                                                             709,509,600
                                                                                         ---------------
             Finance - Corporate (1.8%)
   420,000   Ciesco, L.P. .............................  1.79-1.81    04/11/02-06/05/02      418,490,372
                                                                                         ---------------
             Financial Conglomerates (4.9%)
 1,152,000   General Electric Capital Corp. ...........  1.74-2.01    03/01/02-07/31/02    1,149,588,440
                                                                                         ---------------
             Integrated Oil (0.5%)
    15,000   BP Amoco Capital PLC......................    1.86           07/08/02            14,900,563
   100,000   ChevronTexaco Corp. ......................    1.77           03/07/02            99,970,500
                                                                                         ---------------
                                                                                             114,871,063
                                                                                         ---------------
             International Banks (21.7%)
   300,000   ABN-AMRO North America Finance, Inc. .....    1.86           03/05/02           299,938,331
 1,100,000   Abbey National North America Corp. .......    1.78       03/12/02-05/17/02    1,098,455,264
 1,075,000   Barclays U.S. Funding Corp. ..............  1.79-1.82    05/10/02-05/31/02    1,070,461,167
   200,000   Canadian Imperial Holdings Inc. ..........    1.83           06/11/02           198,968,667
 1,145,000   Deutsche Bank Financial LLC...............  1.62-1.80    04/04/02-05/03/02    1,142,268,886
   100,000   ING (U.S.) Funding LLC....................    1.77           03/05/02            99,980,333
   800,000   Societe Generale N.A. Inc. ...............  1.78-1.80    03/11/02-04/12/02      798,818,333
   400,000   Toronto-Dominion Holdings USA Inc. .......  1.78-1.81    04/02/02-05/29/02      398,578,500
                                                                                         ---------------
                                                                                           5,107,469,481
                                                                                         ---------------
             Pharmaceuticals: Major (1.4%)
   340,000   Merck & Co., Inc. ........................  1.73-1.84    03/08/02-03/13/02      339,863,792
                                                                                         ---------------
             Total Commercial Paper (Cost $8,884,027,495)..............................    8,884,027,495
                                                                                         ---------------

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2002 (UNAUDITED) continued

                                                         ANNUALIZED
PRINCIPAL                                                  YIELD
AMOUNT IN                                                ON DATE OF       MATURITY
THOUSANDS                                                 PURCHASE          DATE              VALUE
---------------------------------------------------------------------------------------------------------
             Short-Term Bank Note (3.2%)
$  750,000   Wells Fargo Bank, N.A. (Cost
               $750,000,000)...........................  1.73-1.78%   03/12/02-03/18/02  $   750,000,000
                                                                                         ---------------
             Certificates of Deposit (2.7%)
   450,000   Chase Manhattan Bank (USA) N.A............    1.75           03/15/02           450,000,000
   200,000   Wells Fargo Bank, N.A.....................    1.78           03/21/02           200,000,000
                                                                                         ---------------
             Total Certificates of Deposit (Cost $650,000,000).........................      650,000,000
                                                                                         ---------------
             Repurchase Agreement (0.1%)
    13,785   The Bank of New York (dated 02/28/02;
               proceeds $13,785,880) (a) (Cost
               $13,785,234)............................    1.688          03/01/02            13,785,234
                                                                                         ---------------
             Total Investments (Cost
               $23,942,645,444) (b)....................    101.6%                         23,942,645,444
             Liabilities In Excess of Other Assets.....    (1.6)                            (371,080,507)
                                                           -----                         ---------------
             Net Assets................................    100.0%                        $23,571,564,937
                                                           =====                         ===============

---------------------

    (a)  Collateralized by $13,915,658 U.S. Treasury Note 3.50% due
         11/15/06 valued at $14,061,017.
    (b)  Cost is the same for federal income tax purposes.

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
February 28, 2002 (unaudited)

Assets:
Investments in securities, at value (cost
  $23,942,645,444)..........................................  $23,942,645,444
Cash........................................................           90,000
Receivable for:
    Interest................................................        3,402,146
    Capital stock sold......................................        1,986,253
Prepaid expenses and other assets...........................          391,938
                                                              ---------------
    Total Assets............................................   23,948,515,781
                                                              ---------------
Liabilities:
Payable for:
    Capital stock repurchased...............................      369,566,600
    Investment management fee...............................        4,762,557
    Distribution fee........................................        1,819,469
Accrued expenses and other payables.........................          802,218
                                                              ---------------
    Total Liabilities.......................................      376,950,844
                                                              ---------------
    Net Assets..............................................  $23,571,564,937
                                                              ===============
Composition of Net Assets:
Paid-in-capital.............................................  $23,570,864,383
Accumulated undistributed net investment income.............          700,554
                                                              ---------------
    Net Assets..............................................  $23,571,564,937
                                                              ===============
Net Asset Value Per Share,
  23,571,535,577 shares outstanding (50,000,000,000 shares
  authorized of $.01 par value).............................            $1.00
                                                              ===============

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended February 28, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $320,866,231
                                                              ------------
Expenses
Investment management fee...................................    30,761,753
Transfer agent fees and expenses............................    23,415,777
Distribution fee............................................    11,751,577
Shareholder reports and notices.............................       493,915
Registration fees...........................................       338,983
Custodian fees..............................................       194,127
Professional fees...........................................        28,164
Directors' fees and expenses................................         9,990
Other.......................................................        52,695
                                                              ------------
    Total Expenses..........................................    67,046,981
                                                              ------------
    Net Investment Income...................................   253,819,250
    Net Realized Gain.......................................         2,750
                                                              ------------
Net Increase................................................  $253,822,000
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                FOR THE SIX        FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              FEBRUARY 28, 2002   AUGUST 31, 2001
                                                               ---------------    ---------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $   253,819,250    $ 1,088,248,494
Net realized gain...........................................             2,750            222,933
                                                               ---------------    ---------------
    Net Increase............................................       253,822,000      1,088,471,427
                                                               ---------------    ---------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................      (253,809,101)    (1,088,242,206)
Net realized gain...........................................            (2,750)          (237,104)
                                                               ---------------    ---------------
    Total Dividends and Distributions.......................      (253,811,851)    (1,088,479,310)
                                                               ---------------    ---------------
Net increase from capital stock transactions................       384,783,029      3,558,465,439
                                                               ---------------    ---------------
    Net Increase............................................       384,793,178      3,558,457,556
Net Assets:
Beginning of period.........................................    23,186,771,759     19,628,314,203
                                                               ---------------    ---------------
End of Period
(Including accumulated undistributed net investment income
of $700,554 and $690,405, respectively).....................   $23,571,564,937    $23,186,771,759
                                                               ===============    ===============

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Liquid Asset Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.325% to the portion of the daily net assets

Morgan Stanley Liquid Asset Fund Inc.
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2002 (UNAUDITED) continued

exceeding $1.35 billion but not exceeding $1.75 billion; 0.30% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.275% to the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.25% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.248% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; and 0.247% to the portion of daily net assets in excess of $25 billion.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended February 28, 2002, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended February 28, 2002, aggregated $52,705,124,150 and $52,400,436,514, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 2002, the Fund had transfer agent fees and expenses payable of approximately $220,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 28, 2002 included in Directors' fees and expenses in the Statement of Operations amounted to $3,926. At February 28, 2002, the Fund had an accrued pension liability of $57,728, which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Liquid Asset Fund Inc.
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2002 (UNAUDITED) continued

5. Capital Stock

Transactions in capital stock, at $1.00 per share, were as follows:

                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              FEBRUARY 28, 2002   AUGUST 31, 2001
                                                              -----------------   ---------------
                                                                 (unaudited)
Shares sold.................................................    27,923,229,877     60,629,418,854
Shares issued in reinvestment of dividends and
  distributions.............................................       253,296,829      1,086,049,366
                                                               ---------------    ---------------
                                                                28,176,526,706     61,715,468,220
Shares repurchased..........................................   (27,791,743,677)   (58,157,002,781)
                                                               ---------------    ---------------
Net increase................................................       384,783,029      3,558,465,439
                                                               ===============    ===============

Morgan Stanley Liquid Asset Fund Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                   FOR THE SIX               FOR THE YEAR ENDED AUGUST 31,
                                                  MONTHS ENDED      -----------------------------------------------
                                                FEBRUARY 28, 2002    2001      2000      1999      1998      1997
                                                -----------------   -------   -------   -------   -------   -------
                                                   (unaudited)
Selected Per Share Data:

Net asset value, beginning of period..........        $ 1.00         $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                      ------         ------    ------    ------    ------    ------

Net income from investment operations.........         0.011          0.051     0.055     0.046     0.052     0.050
Less dividends from net investment income.....        (0.011)+       (0.051)+  (0.055)   (0.046)   (0.052)   (0.050)
                                                      ------         ------    ------    ------    ------    ------

Net asset value, end of period................        $ 1.00         $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                      ======         ======    ======    ======    ======    ======

Total Return..................................          1.08%(1)       5.24%     5.69%     4.74%     5.29%     5.13%

Ratios to Average Net Assets:
Expenses......................................          0.57%(2)       0.57%     0.58%     0.59%     0.61%     0.62%

Net investment income.........................          2.16%(2)       5.04%     5.51%     4.61%     5.11%     5.01%

Supplemental Data:
Net assets, end of period, in millions........       $23,572        $23,187   $19,628   $17,875   $15,321   $13,166

---------------------

    (1)  Not annualized.
    (2)  Annualized.
     + Includes capital gain distributions of less than $0.001 per share.

                       See Notes to Financial Statements

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.                     37925RPT

MORGAN STANLEY
LIQUID ASSET FUND


Semiannual Report
February 28, 2002